UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: July 21, 1997
                 (Date of Earliest Event Reported): __________

                         NOTE BANKERS OF AMERICA, INC.
             (Exact name of Registrant as specified in its charter)


         Texas             0 - 12240             84-0882076
    (state or other    (Commission File      (I.R.S. Employer
    jurisdiction of        Number)          identification No.)
    incorporation)


                        770 S. Post Oak Lane, Suite 690
                             Houston, Texas 77056

              (Address of Principal Executive Offices)(Zip Code)


                                (713) 840-0230

            (Registrant's  telephone number, including area  code)


                           ________________________

        (Former name or former address, if changed since last report.)


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ITEM  5.          Other  Events.

     The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated July 18, 1997 (such press release being Exhibit 99 attached hereto).

Item  7.Financial  Statements  and  Exhibits.

     (c)Exhibits

          99 Registrant's  press  release  dated  July  18,  1997.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOTE  BANKERS  OF  AMERICA,  INC.



Dated:  July  21,  1997            BY: /S/  E. Donald DeYoung
                                       -----------------------
                                       E. DONALD DEYOUNG, President

                         NOTE BANKERS OF AMERICA, INC.

                                 EXHIBIT INDEX


Exhibit No.  Description                                          Sequential
                                                                   Page No.
   99       The Registrant's press release dated July 18, 1997.           4


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